UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CONFLUENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! CONFLUENT, INC. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM ET CONFLUENT, INC. 899 WEST EVELYN AVENUE MOUNTAIN VIEW, CA 94041 V10322-P87849 You invested in CONFLUENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 1, 2023 9:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/CFLT2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of three Class II directors of Confluent, Inc., each to hold office until the 2026 Annual Meeting of Stockholders. Nominees for election: 1a. Matthew Miller For 1b. Eric Vishria For 1c. Michelangelo Volpi For 2. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for For the year ending December 31, 2023. 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers. For 4. Approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation 1 Year of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V10323-P87849